UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 14, 2022

INVESTVIEW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

234 Industrial Way West, Suite A202
Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	732-889-4300

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading symbol(s)	Name of each change on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.02—TERMINATION OF A DEFINITIVE MATERIAL AGREEMENT

On June 14, 2022, Investview, Inc. (the “Company”) terminated the Stock Purchase Agreements dated March 22, 2021 (which had been amended and restated on September 3, 2021, to extend the closing deadline for an additional nine months), under which the Company, through its affiliate Investview Financial Group Holdings, LLC, was to acquire LevelX Capital LLC (a FINRA-registered broker-dealer) and LevelX Advisors (a federally registered investment adviser) from SSA Technologies LLC, an affiliate of the Company’s former CEO Joseph Cammarata. The Company terminated the amended and restated agreements pursuant to a provision in the agreements permitting termination if the transactions were not closed within nine months of the September 3, 2021, amendment and restatement among other reasons.

ITEM 8.01—OTHER EVENTS

On June 17, 2022, the Company issued a press release announcing the termination of these agreements. A copy of the press release is attached hereto as exhibit 99.01.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

Item 10	Material Contracts

10.108	Amended and Restated Securities Purchase Agreement between Investview Financial Group Holdings, LLC, Investview, Inc., and SSA Technologies LLC dated as of September 3, 2021 (LevelX Capital)	This filing

10.109	Amended and Restated Securities Purchase Agreement between Investview Financial Group Holdings, LLC, Investview, Inc., and SSA Technologies LLC dated as of September 3, 2021 (LevelX Advisors)	This filing

Item 99	Miscellaneous

99.01	Press Release dated June 17, 2022	This filing

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: June 17, 2022	By:	/s/ Ralph Valvano
Ralph Valvano
Chief Financial Officer

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